GREAT NORTHERN INSURED ANNUITY CORPORATION

                         GNA VARIABLE INVESTMENT ACCOUNT

                          SUPPLEMENT DATED MAY 29, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997


         On or about May 16, 1997, Great Northern Insured Annuity Corporation ("GNA") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of certain investment portfolios of GE Investments Funds, Inc. for shares of certain other investment portfolios of GNA Variable Series Trust and Variable Investment Trust currently held by various sub-accounts of GNA Variable Investment Account (the "Account"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The effect of such a share substitution would be to replace certain portfolios of GNA Variable Series Trust and Variable Investment Trust with those of GE Investments Funds, Inc. as investment options under the Contracts described in your May 1, 1997 prospectus.

         More particularly, GNA proposes to substitute: (1) shares of GE Investments Funds' Income Fund for shares of GNA Variable Series Trust's Adjustable Rate Portfolio, (2) shares of GE Investments Funds' Income Fund for shares of GNA Variable Series Trust's Government Portfolio, (3) shares of GE Investments Funds' Income Fund for shares of GNA Variable Series Trust's Fixed Income Portfolio, (4) shares of GE Investments Funds' Premier Growth Fund for shares of GNA Variable Series Trust's Growth Portfolio, (5) shares of GE Investments Funds' Value Equity Fund for shares of GNA Variable Series Trust's Value Portfolio, (6) shares of GE Investments Funds' International Equity Fund for shares of GNA Variable Series Trust's International Equity Portfolio, (7) shares of GE Investments Funds' U.S. Equity Fund for shares of GNA Variable Series Trust's U.S. Equity Portfolio, and (8) shares of GE Investments Funds'
Money Market Fund for shares of GNA Variable Series Trust's Money Market Portfolio.

         The investment objectives of GE Investments Funds' Income Fund, GE Investments Funds' Premier Growth Fund, GE Investments Funds' Value Equity Fund, GE Investments Funds' International Equity Fund, GE Investments Funds' U.S. Equity Fund, and GE Investments Funds' Money Market Fund are summarized below. Contract owners and prospective purchasers should carefully read the prospectus for such funds. GNA will send each Contract owner a copy of such prospectuses before the proposed substitutions are carried out.

         GE Investments Funds' Income Fund seeks the maximum level of income consistent with prudent management and preservation of income by investing in various types of income-bearing debt securities.

         GE Investments Funds' Premier Growth Fund seeks long-term capital growth as well as future (rather than current) income by investing primarily in growth-oriented equity securities.

         GE Investments Funds' Value Equity Fund seeks long-term capital appreciation by investing primarily in common stock and other equity securities that are undervalued by the market and offer above average capital appreciation potential.

         GE Investments Funds' International Equity Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers.

         GE Investments Funds' U.S. Equity Fund seeks long-term capital growth by investing primarily in equity securities of U.S. issuers.

         GE Investments Funds' Money Market Fund seeks the highest level of current income consistent with high liquidity and safety of principal by investing in various types of high quality money market securities.

         From the date of this supplement to the date of the proposed substitutions, each Contract owner will be permitted to make one transfer of all amounts under a Contract invested in any one of the affected sub-accounts on the date of the supplement to another sub-account without that transfer counting as one of the six free transfers permitted in a Contract year or certificate year. Also, GNA will not exercise any rights reserved under any Contract to impose additional restrictions on transfers until at least thirty (30) days after the proposed substitutions.

         If the proposed substitutions are carried out, each Contract owner affected by the substitution will be sent a written notice informing them that the substitutions were carried out and that they may make one transfer of all amounts under a Contract invested in any one of the affected sub-accounts on the date of the notice to another sub-account without that transfer counting as one of the six free transfers permitted in a Contract year or certificate year.

                    This supplement should be retained with the Prospectus for future reference.